SIGNET ENTERTAINMENT

CORPORATION

(a development stage company)

Financial Statements

and

Report of Independent Registered

Certified Public Accounting Firm

June 30, 2005 and

December 31, 2004 and 2003

Signet Entertainment Corporation

(a development stage company)

Contents

Page

Report of Independent Registered Certified Public Accounting Firm	F-2

Financial Statements

Restated Balance Sheets
as of June 30, 2005, December 31, 2004 and 2003	F-3

Restated Statements of Operations and Comprehensive Loss
for the six months ended June 30, 2005 and
for the year ended December 31, 2004 and
for the period from October 17, 2003 (date of inception) through December 31, 2003 and
for the period from October 17, 2003 (date of inception) through June 30, 2005	F-4

Restated Statement of Changes in Shareholders’ Equity
for the period from October 17, 2003 (date of inception) through June 30, 2005	F-5

Restated Statements of Cash Flows
for the six months ended June 30, 2005 and
for the year ended December 31, 2004 and
for the period from October 17, 2003 (date of inception) through December 31, 2003 and
for the period from October 17, 2003 (date of inception) through June 30, 2005	F-6

Notes to Restated Financial Statements	F-7

F-l

Report of Independent Registered Certified Public Accounting Firm

Board of Directors and Stockholders

Signet Entertainment Corporation

We have audited the accompanying restated balance sheets of Signet Entertainment Corporation (a Florida corporation and a development stage company) as of June 30, 2005, December 31, 2004 and 2003 and the related restated statements of operations and comprehensive loss, changes in shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2005, for the year ended December 31, 2004, for the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively. These restated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the restated financial position of Signet Entertainment Corporation as of June 30, 2005, December 2004 and 2003 and the results of its restated operations and its restated cash flows for the six months ended June 30, 2005, for the year ended December 31, 2004, for the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively, in conformity with generally accepted accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company’s ability to continue as a going concern and are discussed in Note C. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

We initially issued a Report of Independent Certified Public Accountants (Report) on the above listed financial statements on September 1, 2005. Subsequent to the date of that Report, Management of the Company discovered that certain issuances of common stock had not been properly recorded in the Company’s financial statements and were material to the aforementioned financial statements. Accordingly, these matters created a situation requiring the restatement of the Company’s financial statements as of June 30, 2005, December 31, 2004 and 2003 and for the six months ended June 30, 2005, for the year ended December 31, 2004, for the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively, The results of these findings resulted in an additional charge of approximately $40,809 being charged to operations at the transaction measurement date.

Accordingly, we withdraw our opinion dated September 1, 2005. No reliance should be placed on this opinion.

/s/ S. W. Hatfield, CPA
S. W. HATFIELD, CPA

Dallas, Texas

January 31, 2006

Signet Entertainment Corporation

(a development stage company)

Restated Balance Sheets

June 30, 2005, December 31, 2004 and 2003

ASSETS

	(Restated) June 30. 2005	(Restated) December 31, 2004	(Restated) December 31, 2003

Current Assets
Cash in bank	$50,000	$--	$--

Total Assets	50,000	--	--

LIABILITIES AND SHAREHOLDERS’ EOUITY (DEFICIT)

Liabilities
Current Liabilities
Note payable	$50,000	$--	$--
Other accrued liabilities	35,000	24,500	3,500
Accrued officer compensation	116,670	81,670	11,670

Total Current Liabilities	201,670	106,170	15,170

Commitments and Contingencies

Shareholders’ Equity (Deficit)
Preferred stock - no par value
5,000,000 shares authorized
4,000,000 shares issued and outstanding	40,000	40,000	40,000
Common stock - no par value.
50,000,000 shares authorized.
3,364,000, 3,364,000 and 3,294,000
shares issued and outstanding, respectively	35,810	35,810	810
Contributed capital	33,811	23,936	3,444
Deficit accumulated during the development stage	(226,291)	(170,916)	(59,424)

Total Shareholders’ Equity (Deficit)	(151,670)	(106,170)	(15,170)

Total Liabilities and Shareholders’ Equity	$50,000	$--	$--

The accompanying notes are an integral part of these financial statements.

Signet Entertainment Corporation

(a development stage company)

Restated Statements of Operations and Comprehensive Income (Loss)

Six months ended June 30, 2005,

Year ended December 31, 2004,

Period from October 17, 2003 (date of inception) through December 31, 2003 and

Period from October 17, 2003 (date of inception) through June 30, 2005

	(Restated) Six months Ended June 30, 2005	(Restated) Year Ended December 31, 2004	(Restated) Period from October 17, 2003 (date of inception through December 31, 2003	(Restated) Period from October 17, 2003 (date of inception through June 30, 2005

Revenues	$--	$--	$--	$--

Expenses
Organizational and formation expenses	--	--	40,810	40,810
Officer compensation	35,000	70,000	11,670	116,670
Other salaries	10,500	21,000	3,500	35,000
Other general and
administrative expenses	9,875	20,492	3,444	33,811
Total expenses	55,375	111,492	59,424	226,291

Loss before provision
for income taxes	(55,375)	(111,492)	(59,424)	(226,291)

Provision for income taxes	--	--	--	--

Net Income (Loss)	(55,375)	(111,492)	(59,424)	(226,291)

Other Comprehensive Income	--	--	--	--

Comprehensive Income (Loss)	(55,375)	(111,492)	(59,424)	(226,291)

Earnings (loss) per share of common stock
outstanding computed on net loss -
basic and fully diluted	$(0.02)	$(0.03)	$(0.02)	$(0.07)

Weighted-average number of shares
Outstanding – basic and fully diluted	3,364,000	3,308,836	3,141,039	3,304,393

The accompanying notes are an integral part of these financial statements.

F-4

Signet Entertainment Corporation

(a development stage company)

Restated Statement of Changes in Shareholders’ Equity (Deficit)

Period from October 17, 2003 (date of inception) through June 30, 2005

	Preferred Stock		Common Stock		Contributed	Deficit Accumulated during the development	Stock Subscription
	Shares	Amount	Shares	Amount	capital	stage	receivable	Total
Initial capitalization on
October 17, 2003	4,000,000	$40,000	3,294,000	$810	$-	$-	$-	$40,810

Capital contributed to
support operations	-	-	-	3,444	-	-	-	3,444

Net loss for the period	-	-	-	-	-	(59,424)	-	(59,424)

Balances at
December 31, 2003	4,000,000	40,000	3,294,000	810	3,444	(59,424)	-	(15,170)

Common stock sold pursuant
to a private placement	-	-	70,000	35,000	-	-	(35,000)	-

Capital contributed to
support operations	-	-	-	-	20,492	-	-	20,492

Net loss for the year	-	-	-	-	-	(111,492)	-	(111,492)

Balances at
December 31, 2004	4,000,000	40,000	3,364,000	35,810	23,936	(170,916)	(35,000)	(106,170)

Capital contributed to
support operations	-	-	-	-	9,875	-	-	9,875

Net loss for the period	-	-	-	-	-	(55,375)	-	(55,375)

Balances at
June 30, 2005	4,000,000	$40,000	3,364,000	$35,810	$33,811	$(226,291)	$(35,000)	$(151,670)

The accompanying notes are an integral part of these financial statements.

Signet Entertainment Corporation

(a development stage company)

Restated Statements of Cash Flows

Six months ended June 30, 2005,

Year ended December 31, 2004,

Period from October 17, 2003 (date of inception) through December 31, 2003 and

Period from October 17, 2003 (date of inception) through June 30, 2005

	(Restated) Six months Ended June 30, 2005	(Restated) Year Ended December 31, 2004	(Restated) Period from October 17, 2003 (date of inception through December 31, 2003	(Restated) Period from October 17, 2003 (date of inception through June 30, 2005
Cash Flows from Operating Activities
Net loss for the period	$(55,375)	$(111,492)	$(59,424)	$(226,291)
Adjustments to reconcile net loss
to net cash provided by operating activities
Depreciation and amortization	--	--	--	--
Organizational expenses paid
with issuance of common stock	--	--	40,810	40,810
Increase (Decrease) in
Accrued liabilities	10,500	21,000	3,500	35,000
Accrued officers compensation	35,000	70,000	11,670	116,670

Net cash used in operating activities	(9,875)	(20,492)	(3,444)	(33,811)

Cash Flows from Investing Activities	--	--	--	--

Cash Flows from Financing Activities
Proceeds from note payable	50,000	--	--	50,000
Capital contributed to support operations	9,875	20,492	3,444	33,811

Net cash (used in) financing activities	59,875	20,492	3,444	83,811

Increase (Decrease) in Cash	50,000	--	--	50,000

Cash at beginning of period	--	--	--	--

Cash at end of period	$50,000	$--	$--	$50,000

Supplemental Disclosure of
Interest and Income Taxes Paid
Interest paid for the year	$--	$--	$--	$--
Income taxes paid for the year	$--	$--	$--	$--

The accompanying notes are an integral part of these financial statements.

Signet Entertainment Corporation

(a development stage company)

Notes to Restated Financial Statements

Note A - Organization and Description of Business

Signet Entertainment Corporation was incorporated on October 17, 2003 in accordance with the Laws of the State of Florida.

The Company was formed to establish a television network “The Gaming and Entertainment Network”.

The Company is considered in the development stage and, as such, has generated no significant operating revenues and has incurred cumulative operating losses of approximately $186,000.

Note B - Preparation of Financial Statements

The Company follows the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America and has a year-end of December 31.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

Note C - Going Concern Uncertainty

The Company is still in the process of developing it’s business plan and raising capital. As such, the Company is considered to be a development stage company.

The Company's continued existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis.

The Company anticipates future sales of equity securities to facilitate either the consummation of a business combination transaction or to raise working capital to support and preserve the integrity of the corporate entity. However, there is no assurance that the Company will be able to obtain additional funding through the sales of additional equity securities or, that such funding, if available, will be obtained on terms favorable to or affordable by the Company.

If no additional operating capital is received during the next twelve months, the Company will be forced to rely on existing cash in the bank and upon additional funds loaned by management and/or significant stockholders to preserve the integrity of the corporate entity at this time. In the event, the Company is unable to acquire advances from management and/or significant stockholders, the Company’s ongoing operations would be negatively impacted.

Signet Entertainment Corporation

(a development stage company)

Notes to Restated Financial Statements - Continued

Note C - Going Concern Uncertainty - Continued

It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity. However, no formal commitments or arrangements to advance or loan funds to the Company or repay any such advances or loans exist. There is no legal obligation for either management or significant stockholders to provide additional future funding.

While the Company is of the opinion that good faith estimates of the Company’s ability to secure additional capital in the future to reach our goals have been made, there is no guarantee that the Company will receive sufficient funding to sustain operations or implement any future business plan steps.

Note D - Correction of an Error and Financial Statement Restatement

The Company experienced a failure of internal control over financial reporting and did not properly account for or record the issuance of shares of preferred and common stock related to the formation and incorporation of the Company and the subsequent accounting and recording of subscriptions for various private placements of common stock for which consideration was received subsequent to the accompanying balance sheet dates.

This error also caused an understatement in organization and formation expenses, an understatement in the carrying value of common stock and an unreported stock subscription receivable related to the private placements for cash.

The effect of any and all changes are reflected in the accompanying restated financial statements as of the respective date of the transaction and the effect of the corrections are summarized below by fiscal period and cumulatively.

	Six months ended June 30, 2005	Year ended December 31, 2004	Period from October 17, 2003 (date of inception) through December 31, 2003	Cumulative effect of changes

Net Loss, as previously reported	$(55,376)	$(111,492)	$(18,614)

Effect of the correction of an error
Corrections in recording incorporation
and formation expenses	-	-	(40,810)	(40,810)
Miscellaneous rounding	1	-	-	1

Net Loss, as restated	$(55,375)	$(111,492)	$(59,424)	$(40,809)

Earnings per share,
as previously reported	$(0.55)	$(1.11)	$(0.19)
Effect of changes	0.53	1.08	0.17

Earnings per share, as restated	$(0.02)	$(0.03)	$(0.02)

Weighted-average number of
shares outstanding
As previously reported	100,000	100,000	100,000
Effect of changes	3,264,000	3,208,836	3,041,039
As restated	3,364,000	3,308,836	3,141,039

Signet Entertainment Corporation
(a development stage company)

Notes to Restated Financial Statements - Continued

Note E - Summary of Significant Accounting Policies

1.	Cash and cash equivalents

For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.	Organization costs

The Company has adopted the provisions of AICPA Statement of Position 98-5, “Reporting on the Costs of Start-Up Activities” whereby all organizational and initial costs incurred with the incorporation and initial capitalization of the Company were charged to operations as incurred.

3.	Research and development expenses

Research and development expenses are charged to operations as incurred.

4.	Advertising expenses

The Company does not utilize direct solicitation advertising. All other advertising and marketing expenses are charged to operations as incurred.

5.	Income Taxes

The Company uses the asset and liability method of accounting for income taxes. At June 30, 2005, December 31, 2004 and 2003, respectively, the deferred tax asset and deferred tax liability accounts, as recorded when material to the financial statements, are entirely the result of temporary differences. Temporary differences represent differences in the recognition of assets and liabilities for tax and financial reporting purposes, primarily accumulated depreciation and amortization, allowance for doubtful accounts and vacation accruals.

As of June 30, 2005, December 31, 2004 and 2003, the deferred tax asset related to the Company’s net operating loss carryforward is fully reserved. Due to the provisions of Internal Revenue Code Section 338, the Company may have no net operating loss carryforwards available to offset financial statement or tax return taxable income in future periods as a result of a change in control involving 50 percentage points or more of the issued and outstanding securities of the Company.

6.	Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing the net income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the respective period presented in our accompanying financial statements.

Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of common stock equivalents (primarily outstanding options and warrants).

Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method, at either the beginning of the respective period presented or the date of issuance, whichever is later, and only if the common stock equivalents are considered dilutive based upon the Company’s net income (loss) position at the calculation date.

Signet Entertainment Corporation
(a development stage company)

Notes to Restated Financial Statements - Continued

6.	Earnings (loss) per Share - continued

At June 30, 2005, December 31, 2004 and 2003, and subsequent thereto, the Company’s issued and outstanding preferred stock is considered anti-dilutive due to the Company’s net operating loss position.

Note F - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Interest rate risk is the risk that the Company’s earnings are subject to fluctuations in interest rates on either investments or on debt and is fully dependent upon the volatility of these rates. The Company does not use derivative instruments to moderate its exposure to interest rate risk, if any.

Financial risk is the risk that the Company’s earnings are subject to fluctuations in interest rates or foreign exchange rates and are fully dependent upon the volatility of these rates. The company does not use derivative instruments to moderate its exposure to financial risk, if any.

Note G - Note Payable

Note payable consists of the following at June 30, 2005, December 31, 2004 and 2003, respectively:

	June 30, 2005	December 31, 2004	December 31, 2003

$90,000 note payable to an individual.
Interest at 10.0%.Principal and accrued
interest due at maturity in June 2006.
Collateralized by controlling interest in the
common stock of Signet International
Holdings, Inc. (formerly 51142, Inc.).Note
fully funded in July 2005	$50,000	$-	$-

(Remainder of this page left blank intentionally)

Signet Entertainment Corporation
(a development stage company)

Notes to Restated Financial Statements - Continued

Note H - Income Taxes

The components of income tax (benefit) expense for the six months ended June 30, 2005, the year ended December 31, 2004, the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, are as follows:

	Six months Ended June 30, 2005	Year Ended December 31, 2004	Period from October 17, 2003 (date of inception through December 31, 2003	Period from October 17, 2003 (date of inception through June 30, 2005
Federal:
Current	$--	$--	$--	$--
Deferred	--	--	--	--
	--	--	--	--
State:
Current	--	--	--	--
Deferred	--	--	--	--
	--	--	--	--
Total	$--	$--	$--	$--

As of June 30, 2005, the Company has a net operating loss carryforward of approximately $69,000 for Federal and State income tax purposes.. The amount and availability of any future net operating loss carryforwards may be subject to limitations set forth by the Internal Revenue Code. Factors such as the number of shares ultimately issued within a three year look-back period; whether there is a deemed more than 50 percent change in control; the applicable long-term tax exempt bond rate; continuity of historical business; and subsequent income of the Company all enter into the annual computation of allowable annual utilization of the carryforwards.

The Company's income tax expense (benefit) for the six months ended June 30, 2005, the year ended December 31, 2004, the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively, differed from the statutory federal rate of 34 percent as follows:

	Six months Ended June 30, 2005	Year Ended December 31, 2004	Period from October 17, 2003 (date of inception through December 31, 2003	Period from October 17, 2003 (date of inception through June 30, 2005
Statutory rate applied to
income before income taxes	$(18,800)	$(37,900)	$(20,200)	$(77,000)
Increase (decrease) in income taxes
resulting from:
State income taxes	---	--	--	--
Non-deductible officers compensation	11,900	23,800	4,000	39,700
Other, including reserve for deferred
tax asset and application of net
operating loss carryforward	6,900	14,100	16,200	37,300

Income tax expense	$--	$--	$--	$--

Signet Entertainment Corporation

(a development stage company)

Notes to Restated Financial Statements - Continued

Note H - Income Taxes - Continued

Temporary differences, consisting primarily of the prospective usage of net operating loss carryforwards give rise to deferred tax assets and liabilities as of June 30, 2005, December 31, 2004 and 2003, respectively:

	June 30, 2005	December 31, 2004	December 31, 2003
Deferred tax assets
Net operating loss carryforwards	$23,300	$21,000	$6,900
Officer compensation deductible when paid	39,700	35,700	11,900
Less valuation allowance	(63,000)	(56,700)	(18,800)

Net Deferred Tax Asset	$--	$--	$--

Note I - Preferred Stock

The Company’s By-Laws allow for the issuance of up to 5,000,000 shares of no par value Preferred Stock. On October 20, 2003, in conjunction with the formation and incorporation of the Company, the Company issued 4,000,000 shares of preferred stock to the incorporating persons.

Note J - Common Stock Transactions

On October 17, 2003 and November 1, 2003, in connection with the incorporation and formation of the Company, an aggregate of approximately 3,294,000 shares of restricted, unregistered shares of common stock and were issued to various founding individuals. This combined preferred stock and common stock issuances were collectively valued at approximately $40,810, which approximated the fair value of the time provided by the individuals and the related out-of-pocket expenses.

On June 16, 2004 and December 3, 2004, the Company sold, in three separate transactions to three unrelated individuals, an aggregate 70,000 shares of restricted, unregistered common stock for $35,000 cash. These shares were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and no underwriter was used any of the three transactions.

Note K - Business Combination Transaction

The Company has agreed to become a wholly-owned subsidiary of Signet International Holdings, Inc. (formerly 51142, Inc.) (a Delaware corporation) in a stock exchange agreement. The Company’s sole shareholder is also the controlling shareholder of Signet International Holdings, Inc.

The acquisition of the Company by Signet International Holdings, Inc. will effect a change in control and will be accounted for as a “reverse acquisition” whereby the Company is the accounting acquiror for financial statement purposes. Accordingly, for all periods subsequent to the combination transaction, the financial statements of the Signet International Holdings, Inc. will reflect the historical financial statements of the Company and the operations of Signet International Holdings, Inc. subsequent to the transaction date.

Signet Entertainment Corporation
(a development stage company)

Notes to Restated Financial Statements - Continued

Note L - Subsequent Events

On July 19, 2005, the Company issued 1,000,000 shares of preferred stock to an existing shareholder and Company officer for services related to the organization and structuring of the Company and it’s proposed business plan.

Between July 20, 2005 and August 26, 2005, the Company sold an aggregate 57,000 shares of common stock to existing and new shareholders at a price of $0.01 per share for gross proceeds of approximately $570. As this selling price was substantially below the “fair value” of comparable transactions, the Company will recognize a charge to operations equivalent to the difference between the established “fair value” of $0.50 per share and the selling price of $0.01 per share as “Compensation expense related to stock sold at less than “fair value”.

On September 8, 2005, the Company and Signet International Holdings, Inc. completed the reverse merger transaction noted previously.

On September 9, 2005, the Company commenced the sale of common stock pursuant to a Private Placement Memorandum in a self-underwritten offering. This Memorandum is offering for sale to persons who qualify as accredited investors and to a limited number of sophisticated investors, on a best efforts basis, up to 2,000,000 of our common shares at $1.00 per share, for anticipated gross proceeds of $2,000,000. The common shares will be offered through the Company’s officers and directors on a best-efforts basis. The minimum investment is $1,000, however, the Company might, at it’s sole discretion, accept subscriptions for lesser amounts. Funds received from all subscribers will be released to the Company upon acceptance of the subscriptions by the Company’s management. As of January 1, 2006, the Company has sold an aggregate of 366,000 shares for gross proceeds of approximately $366,000 under this Memorandum.